UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
February 15, 2012
 (Date of earliest event reported)

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On February 15, 2012, Energenic-US, LLC (“Energenic”), a joint venture between Marina Energy LLC, a subsidiary of South Jersey Industries, Inc., and DCO Energy LLC, issued a press release, announcing that Energenic has agreed to acquire The Energy Network, LLC. The Energy Network, LLC is the holding company for the Hartford Steam Company, TEN Companies and CNE Power I, LLC.

The transaction is subject to customary closing conditions and approvals, including certain regulatory approvals.

The press release issued on February 15, 2012 by Energenic is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Press release, dated February 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: February 16, 2012	By:	/s/ David A. Kindlick
David A. Kindlick
Vice President & Chief Financial Officer